                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the use of our report dated April 26, 1999 included in this Quarterly Report on Form 10-Q for the Quarter Ended March 31, 1999.


                                                  Welch & Associates

Nashville, Tennessee
May 12, 1999